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                                                                   EXHIBIT 23.1

                            CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Post Effective Amendment No. 1 to Form SB-2 dated October 19, 2001 of our report, dated March 15, 2002, relating to the consolidated financial statements of Metropolitan Health Networks, Inc. and Subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                      KAUFMAN, ROSSIN & CO.


Miami, Florida
May 2, 2002